Debt	12 Months Ended
Sep. 27, 2013
Debt Disclosure [Abstract]
Debt

8. DEBT

In connection with the acquisition of the MACOM Business, the Company issued to the seller a term note payable (Term Note) for $30.0 million, which was paid in full in December 2010.

On September 26, 2013, the Company entered into an amended and restated loan agreement with a syndicate of lenders, which replaced its prior revolving credit facility, and provides for a revolving credit facility of up to $300.0 million that matures in September 2018. Borrowings under the revolving credit facility bear either a variable interest rate equal to (i) the greater of the lender’s prime rate, the federal funds effective rate plus 0.5%, or an adjusted LIBOR plus 1.0%, in each case plus either an additional 1.25%, 1.50% or 1.75%, subject to certain conditions, or (ii) an adjusted LIBOR rate plus either 2.25%, 2.50% or 2.75%, subject to certain conditions. The revolving credit facility is secured by a first priority lien on substantially all of the Company’s assets and requires compliance with certain financial and non-financial covenants, including restrictions on payments of dividends, incurrence of additional debt, levels of capital expenditures, amounts and types of investments, guarantees of debts and obligations, creation of liens, transactions with affiliates, sales or leases of assets, transfers of assets, entering new lines of business and entering into certain merger, consolidation or other reorganization transactions. As of September 27, 2013 there were no outstanding borrowings under the revolving credit facility.

Amortization related to deferred financing costs included in interest expense in fiscal years 2013, 2012 and 2011 was $321,000, $271,000 and $765,000, respectively.